Nationwide Life Insurance Company • Nationwide Variable Account –II • Nationwide Variable Account –7 • Nationwide Variable Account –9 • Nationwide Variable Account –13

Prospectus supplement dated July 12, 2011

to Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On or about July 20, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Small Cap Value Fund: Class II will remove Aberdeen Asset Manager, Inc. as a sub-advisor.  After the change is effective, the sub-advisors for the NVIT – NVIT Multi-Manager Small Cap Value Fund: Class II will be Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc.

2.
On or about July 20, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Small Company Fund: Class II will remove Aberdeen Asset Manager, Inc., and Waddell & Reed Investment Management Company as sub-advisors and add OppenheimerFunds Inc. will be added as a sub-advisor.  After the change is effective, the sub-advisors for the NVIT – NVIT Multi-Manager Small Company Fund: Class II will be Morgan Stanley Investment Management, Neuberger Berman Management, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC.